                                                                   EXHIBIT 10.13

                                  HOTEL LEASE

     THIS LEASE, dated for reference purposes September 15, 1997, is between VA-ALTA, Inc., a Washington corporation ("Lessor") and GOODALE AND BARBIERI COMPANIES (which is in the process of changing its name to Cavanaughs Hospitality Corporation) ("Tenant").

     1.   Property. Lessor hereby leases to Tenant, upon the terms and
          --------
conditions herein set forth, the real property known as the Yakima Holiday Inn (the "Hotel") situated at 9 North Ninth Street, Yakima, WA 98901, legally described on Exhibit I attached hereto (the "Property"). The term "Property" includes land, building, improvements, and the personal property items described in Section 8(b) below. In the event Exhibit I is not attached in accurate or complete form to this document at execution, the parties authorize the Title Company described below to prepare and attach the correct Exhibit I.

     2.   Use of Property; Environmental Matters. The Property shall be used for
          --------------------------------------
operation as a hotel, guest services, restaurant and banquet/meeting facility and for no other purpose (collectively "Hotel Use") without the prior consent of Lessor. Tenant shall not allow use of the Property in a manner which would increase insurance premiums, or for any illegal purpose. Tenant shall comply with all governmental rules, orders, regulations, or requirements relating to the use and occupancy of the Property. Tenant shall not allow the presence, use, storage or disposal of any hazardous or toxic waste or materials on the Property at any time other than in full compliance with all applicable laws, rules, and regulations. Hazardous and/or toxic waste or materials shall include any substance, waste, or material which is designated as a Hazardous Substance under the Comprehensive Environmental Response, Compensation and Liability Act (42 USC
Section 9601 et seq.), the Model Toxics Control Act, revised Code of Washington
Section 70.105D), or under any other applicable law. Tenant agrees to defend, indemnify and hold Lessor harmless from and against any liabilities, obligations, damages, costs, and expenses (including attorneys' fees incurred prior to trial, at trial and upon appeal) incurred as a result of any hazardous or toxic waste or material having been used, stored, or disposed of on the Property or violations of applicable laws, rules and regulations relating to the use of the Property during the term of this Lease. This indemnity shall survive termination of this Lease. Lessor warrants that the Property does not contain any hazardous or toxic waste or materials or asbestos containing material as those terms are defined above as of the commencement of the term of this Lease ("Existing Hazardous Substances") other than in full compliance with all applicable laws, rules, and regulations. Lessor represents and warrants that as of the date hereof (a) it has not received notification of any kind from any regulatory agency stating that the Property is or may be targeted for a federal or state Hazardous Substances cleanup or may be contaminated with any Existing Hazardous Substances, as that term is defined above, or is currently in violation of any applicable zoning, building, safety or accessibility law or regulation and (b) Lessor has no knowledge of any release of any Existing Hazardous Substances or that the Property is currently

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Va-Alta/Cavanaughs Lease 9/15/97

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in violation of any applicable zoning, building, safety or accessibility law or regulation. Lessor shall indemnify and hold Tenant harmless from and against any and all loss, damage, claims, penalties, liabilities, suits, costs, and expense (including, without limitation, cost of remedial actions or cleanup), suffered or incurred by Tenant arising out of or related to the breach of the foregoing representations and warranties. Tenant shall be entitled to offset the cost of removal or abatement of Existing Hazardous Substances or of curing violations of code or regulations relating to the condition or use of the Property which exist as of the Commencement Date from payments next falling due under the Lease.

     3.   Inspection and Inspection Waiver. Tenant shall have thirty (30) days
          --------------------------------
("Inspection Period") after execution and delivery of this Lease by all parties and delivery by Lessor to Tenant of the "Inspection Documents" described below within which to inspect the Property and review all Inspection Documents to determine whether the Property in its current status is suitable, in the exercise of the sole business judgment discretion of Tenant, for the purposes of Tenant. Immediately upon execution of this Lease, Lessor shall deliver to Tenant all books and records and documents relating to the operation of the Property or encumbrances on the Property (including but not limited to books and records of operations for the past three full calendar year plus the current year to date and all leases or maintenance agreements and all notes and encumbrances and restrictions on the Property which will remain in effect at the Commencement
Date) and a preliminary commitment for ALTA extended coverage Owner's Leasehold Title Insurance on the Property from Yakima Title and Escrow ("Title Company") insuring Tenant in the amount of Six Million Two Hundred Fifty Thousand Dollars ($6,250,000), together with legible copies of all documents referred to therein ("Title Commitment") (all documents described in this sentence being referred to herein as "Inspection Documents"). This Lease shall terminate and all responsibilities of the parties to one another shall terminate unless, prior to the end of the Inspection Period, Tenant notifies Lessor that Tenant has determined to its satisfaction the Property can be used for these purposes to Tenant's satisfaction ("Inspection Waiver" or "Waiver Notice"). Lessor shall provide to Tenant the title insurance described in the Title Commitment by the Commencement Date described below.

     4.   Term. This Lease shall be for a term of fifteen (15) years, commencing
          ----
the later of October 13, 1997 or seven (7) days after the Waiver Notice ("Commencement Date"). Tenant may renew the Lease for two five-year options on the same terms and conditions, provided written binding notice to renew shall be given at least one year in advance of any renewal commencement date, provided also that the increased rent escalator set forth in paragraph 5 shall apply to such extensions, and that the Lease is not in default at either the time the lease option is exercised or the extended term commences.

     5.   Rental. Tenant agrees to pay monthly rent ("Rental") of Thirty Five
          ------
Thousand Dollars ($35,000) per month through September 30, 2003, prorated for any partial month. Commencing October 1, 2003, Rental shall increase to Fifty Two Thousand and Eighty Three Dollars ($52,083) per month, and rental shall increase annually thereafter on October 1 of each

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Va-Alta/Cavanaughs Lease 9/15/97
year by Five Thousand Two Hundred and Eight Dollars ($5,208) per month. Rental shall be paid by Tenant in advance on the first day of each and every month during the term hereof, except that the first payment shall be on the Commencement Date. The Rental is exclusive of any applicable sales or use tax on personal property included in this Lease, or any tax now or hereafter imposed in the nature of a sales or added tax in lieu of sales or use tax on such existing personal property, which shall be paid by Tenant in each instance. Tenant will be responsible for paying any use tax on personal property which it purchases in connection with the operation of the Property. If, hereafter, a leasehold excise tax (or sales tax on rental) is imposed on the Rental, Tenant shall pay the same on or before the applicable due dates.

     Interest and principal payments of the debt service for the debt now encumbering the Property are not the responsibility of Tenant. During the course of this Lease, Lessor shall hold harmless and indemnify Tenant from any claim by any secured creditor of Lessor. Rental shall be paid to Lessor, at Lessor's address set forth in Section 23 hereof or at such other place as Lessor may designate in writing. Electronic transfers may be done as of the first day of any month if Lessor and Tenant so arrange. Tenant may, at its option, make direct payment on any encumbrance on the Property which exists as of the date of this Lease and, upon providing evidence of such direct payment, offset such direct payments against the Rental, which right Tenant agrees not to exercise so long as the holder of any encumbrance agrees to provide Tenant with the same notice of default as is required to be provided to Lessor and so long as Lessor does not fail to make any payment on any encumbrance when due. Lessor shall not further encumber the Property during this Lease.

     6.   Costs of Management, Operation and Maintenance.  Tenant is to pay all
          ----------------------------------------------
Operating Expenses. The term "Operating Expenses" means all costs of management, operation, and maintenance of the Property as a Hotel utilizing the Cavanaugh's Hotel name or such other franchise as may be utilized by Tenant from time to time; including, without limitation, the following: employment taxes, unemployment insurance, wages, salaries, fringe benefits, and other direct and indirect costs of employees; janitorial, cleaning, landscaping, guard, security and other services; gas; electrical, water, waste disposal, and other utilities; heating, ventilation and air-conditioning; window washing; materials and supplies; painting, repairs, and other maintenance; parking lot resurfacing and restriping, as well as cleaning, sweeping, and ice and snow removal; maintenance, repair, replacement, and service of equipment, including without limitation the HVAC system, alarm systems, and other equipment; reserves; costs of independent contractors; management fees and expenses; insurance and insurance deductibles of any kind; real and personal property taxes, assessments; utility charges of any kind; the cost of any repair, renovation, alteration, and improvement required to be made under any governmental law, rule or regulation (excluding those in breach of any warranty of Lessor contained in this Lease); supplying directional signs, other markers, and car stops; and any other expense or charge which is a cost of management, operation, and maintenance of the Property.

     The term Operating Expenses does not include any cost or fee for maintaining or

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Va-Alta/Cavanaughs Lease 9/15/97
terminating the Holiday Inn franchise/license, which shall be the sole responsibility and expense of Lessor. The Commencement Date has been established as seven (7) days from the Waiver Notice because the parties understand that Lessor will need to provide seven (7) days notice to terminate the Holiday Inn franchise/license.

     7.   Financial Statements.  Financial statements have been provided to and
          --------------------
reviewed by each party, of the other's operations to date. Each party certifies these financial statements are materially accurate as of the date they were written, and do not omit matters required to make a fair representation of the financial affairs and results they encompass. Each party certifies these financial statements are materially accurate and will remain substantially accurate to represent their operations through the Commencement Date. Each party is known by the other party to be relying thereon in entering into this agreement.

     Tenant is leasing the property for its own uses and purposes, and is going to change the franchise name, method of operation, reservations systems, and some of the employees if it so chooses. Therefore the amount of profit or loss that may result from Tenant's decisions and operations, is totally based upon its own skills and is not related to any promise or projection from Lessor. In addition, Tenant shall be using its own skills, resources and personnel in carrying out its goals and objectives. Tenant warrants that it has all of the business expertise and experience needed to operate the facility for its own uses and purposes and is not relying on Lessor in any manner for such new operation. Lessor is not required to consult on the operation of the facility after the commencement of the Lease, and should Lessor do so, it is as an unpaid advisor and therefor Tenant is responsible for the consequences of any action or act it implements or standard of maintenance it follows.

     8.   Operation of Hotel.
          ------------------

          (a) Tenant shall operate the Property as a hotel in a first-class manner at least equal to the quality of Lessor's prior operation of the Hotel.

          (b) Included within the Property leased to Tenant under this Lease is all personal property, furnishings, fixtures, and inventory owned by Lessor used in connection with the operation of the Hotel except for that personal property which Lessor, as part of the Inspection Documents, lists for Tenant as being excluded from this Lease, which list must be approved during the Inspection Period. The agreements for use of any other personal property now used in connection with the operation of the Property but not owned by Lessor shall be provided to Tenant as part of the Inspection Documents. Tenant will only assume at the Commencement Date such agreements for use of maintenance of personal property or fixtures as it approves during the Inspection Period. Tenant agrees to maintain the furnishings, fixtures, and inventory in the operation of the Hotel at normal levels. The office off the lobby, Room 102, will be made available to lessor without charge of any kind through December 31, 1997 solely for the purpose of concluding prior hotel business.

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Va-Alta/Cavanaughs Lease 9/15/97

          (c) Tenant agrees to make, throughout the term of this Lease, such replacements of furnishings, fixtures, and inventory as is reasonably necessary to operate the Hotel in compliance with this entire Section 8, or may upgrade furnishings, fixtures and equipment, and such replacements shall be the property of the Lessor. In the ordinary course of such replacements, Tenant may dispose of the replaced personal property. In the event of replacement of the personal property, which involves wholesale replacement of substantial amounts of the property, such as renovating rooms or replacing television sets, at least thirty
(30) days advance notice shall be given to Lessor along with a brief description of the plan of action to accomplish replacement, and the reasons therefor. All such replacement furnishings, fixtures and inventory shall become the property of Lessor upon termination of the Lease free and clear of any purchase money or other lien. Tenant shall be entitled to any proceeds of salvage or disposition of the obsolete or removed property.

          Lessor shall be entitled to updated inventory lists as prepared by Tenant, and to have the right to conduct, at Lessor's own expense, audits of the inventory, fixtures, furnishings, televisions and the like. No such equipment of furnishings or fixtures shall have a brand name placed thereon of the hotel of such a character as to make the property not readily useable by any successor hotel operator or franchise. In the event Lessor is of the belief that the Property is not being adequately maintained or the inventory is inadequate, the parties shall consult and attempt to reach a plan rapidly to resolve the issue. Should this fail, and only as to the matters contained in this paragraph and paragraph 12, the parties agree to consult with each other to appoint an independent party with expertise to arbitrate the controversy, each party to pay one-half of the costs regardless of the outcome, and each to pay any of their own attorneys fees. Procedures shall be informal and meant to accomplish to goal of concluding the arbitration within thirty (30) days or as soon thereafter as reasonably practical. The arbitrator may, in carrying out this intent, establish reasonable rules and procedures to minimize fees and costs to each party and to bring the matter to a rapid and fair conclusion. Should either party fail to name or be unable to reach agreement on appointment of an arbitrator, the presiding judge of the Superior Court for Yakima County shall review the names and qualifications of three parties deemed independent by each of Lessor and Tenant, and choose one without hearing, based solely upon the description of such individual provided by the propounding party. If the decision of the arbitrator requires an upgrade to the hotel, maintenance, or personal property, the Lessor may declare this Lease in default if the order of the arbitrator is not implemented by Tenant fully within sixty (60) days of the decision, as to upgrade and replacement (or such time as such repairs or maintenance reasonably requires, if longer). An arbitrator's decision may not be upset unless it is clearly erroneous or arbitrary and capricious or the result of any unknown conflict of interest, or similar inappropriate behavior. These arbitration provisions apply exclusively and solely to those items in this paragraph and paragraph 12, and do not extend to any other right or remedy of Lessor or Tenant hereunder or under State law.

          In the event Tenant shall add a class of property not already on the premises, such property shall remain Tenant's property and may be removed at the end of the term; but such

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Va-Alta/Cavanaughs Lease 9/15/97
property shall remain and title shall pass to Lessor if Tenant defaults on this Lease.

          (d) As of the Commencement Date, Lessor shall terminate all employees of Lessor in the operation of the Hotel. Tenant may, but shall not be required to hire some or all such employees in connection with Tenant's operation of the Hotel. Lessor shall be responsible for all salaries, taxes, benefits, and vacation for such employees to the commencement date of the term of this Lease. Tenant shall be responsible for the same for all employees of Tenant in Tenant's operation of the Hotel beginning on the Commencement Date. Lessor shall compensate any employee with accrued but unused vacation as of the Commencement Date.

          (e) All expenses and income from the Hotel shall be prorated between Lessor and Tenant as of 12:01AM on the Commencement Date, so that Lessor receives all income accrued through the day prior to and pays all expenses accrued through the day prior to the Commencement Date. Income from overnight room rentals and events for the night of the proration time, shall be shared equally between Lessor and Tenant (the night of October 12-13 if October 13 were the Commencement Date). After the Commencement Date, Lessor and Tenant shall make such payments to each other and to third parties as are necessary to implement the proration provisions of this subsection. Lessor shall retain all of its bank accounts, and the funds therein, as well as all cash on hand as of Midnight on the Commencement Date, and Tenant shall open its own bank accounts for the operation of the Hotel. From the Commencement Date forward, all accounts receivable from the operation of the Hotel accrued to the day prior to the Commencement Date, shall be collected by Lessor in its own name and at its own cost.

          Lessor has many thousand future reservations in the Holiday Inn computer system and bookings for parties, events and meetings. Lessor shall provide Tenant, as an Inspection Document, a list of all such reservations or bookings and Tenant will, with regard only to those reservations so provided to Tenant during the Inspection Period, assume and honor each of such reservations at its then applicable rates and the income and expense generated thereby is solely the property and obligation of Tenant., or terminate the obligation, and Tenant shall defend and hold Lessor harmless from all loss, cost, expense or claims in that regard.

          In the event of default and repossession of Property, all printouts, reservations, and future conventions, may be assumed by Lessor at its option, and all information relating to the same shall be immediately turned over to Lessor for its own use and benefit.

     9.   Quiet Enjoyment.  Lessor covenants and agrees that so long as Tenant
          ---------------
remains in full compliance with all of Tenant's obligations under this Lease, Tenant shall lawfully and quietly hold, occupy, and enjoy the Property during the term of this Lease, subject only to the other terms and provisions of this Lease and subject to all matters of record revealed by the Title Commitment, the terms of which shall not be modified without the approval of Tenant.

     10.  Acceptance of Property. By giving its Waiver Notice, Tenant
          ----------------------
acknowledges that

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Va-Alta/Cavanaughs Lease 9/15/97
the Property is in good and tenantable condition. The Property has been inspected by Tenant, and, except for the representations and warranties made by Lessor in this Lease, is turned over as of the Commencement Date AS IS, WHERE IS, AND WITH ALL FAULTS LATENT AND PATENT, WITH NO IMPLIED WARRANTIES, INCLUDING THE WARRANTY OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE, AND RISKS OF MECHANICAL FAILURES; BREAKDOWNS AND WEAR AND TEAR OF PROPERTY AND EQUIPMENT ARE SOLELY AT TENANTS RISK.

     11.  Utilities and Other Services.  By giving its Waiver Notice, Tenant has
          ----------------------------
satisfied itself that all utilities and other services necessary for Tenant's purposes are available to the Property. Deposits (if any) on utilities as of the Commencement Date are the property of Lessor.

     12.  Repairs, and Maintenance by Tenant.  Tenant shall be responsible for
          ----------------------------------
all maintenance of the Property during the term of this Lease. Tenant shall keep the Property in a neat, clean, sanitary condition, and shall keep the Property and all items used in connection with the operation of the Property in as good condition as was done by Lessor. Tenant's maintenance obligations shall include without limitation the structural and exterior components of the building, plumbing, electrical system, roof, swimming pool, etc. Wear and tear is to be offset by continuing improvements and additions to the property as reasonable and necessary to keep the Property in a first-class hotel operation, to include appearance items, such as painting, landscaping, carpeting and the like. The requirements of maintenance as set forth in this paragraph 12 are subject to the arbitration provisions of paragraph 8 (c), in the event Lessor believes the property is not being maintained according to these standards.

     13.  Taxes.  Tenant shall pay directly, to the taxing or assessing
          -----
authority, before the same become delinquent, all taxes and special assessments levied against the Property payable on or after the Commencement Date. Tenant shall pay, before the same become delinquent, all taxes assessed against Lessor's or Tenant's furniture, fixtures, equipment, and other property in the Property. Tenant shall provide evidence of payment upon request of Lessor. Taxes payable in the current year, assessments and insurance reserve accounts shall be prorated as of the Commencement Date, and credited or debited to the parties as appropriate. In the event the existing lenders of Lessor on the Property have the right, and exercise the right, to have tax or insurance amounts paid monthly into escrow, Tenant shall comply with the same. In the event Tenant desires to contest the amount of any property taxes, Tenant may do so, at its own expense, and for its own benefit, and Lessor shall cooperate with any reasonable attempt to reduce property taxes.

     14.  Lessor's Access to Property.  Lessor, provided Lessor notifies Tenant
          ---------------------------
at least 24 hours in advance, may inspect the Property at all reasonable times and enter the same for the purpose of determining whether the Tenant is complying with its obligations under this Lease.

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Va-Alta/Cavanaughs Lease 9/15/97

     15.  Insurance.
          ---------

          15.1  Liability Insurance.  Tenant shall, at Tenant's sole expense,
                -------------------
maintain comprehensive general liability and property damage insurance insuring against any and all claims for injury to or death of persons and loss of or damage to property occurring upon, in, or outside of the Property. Such insurance shall be of the type of coverage, and with the coverage limits, at least as required by holder of any first lien deed of trust and related loan documents encumbering the Property ("First Lien"), and, in any event, at least $10,000,000.

          15.2  Tenant's Property Insurance.  Tenant shall, at Tenant's sole
                ---------------------------
expense, maintain on all of Tenant's personal property, fixtures and leasehold improvements on the Property, a policy of "all risk" special perils property damage insurance in the amount of their replacement value. Such insurance shall name Lessor as an additional insured, and all proceeds of such insurance shall be applied to the restoration of personal property, fixtures, and leasehold improvements; any proceeds of such insurance remaining after such restoration shall belong to Tenant.

          15.3  Lessor's Property Insurance.  Tenant shall, at Tenant's sole
                ---------------------------
cost and expense maintain a policy of all risk special perils building and personal property insurance with full replacement value coverage of at least $6,250,000. Such insurance shall comply with all requirements of the holder of the First Lien. All proceeds of any such insurance shall be applied to the restoration of the Property.

          15.4  Rental Insurance.  Tenant shall acquire a policy of rental
                ----------------
insurance for continuation from business interruption, with reasonable deductibles.

          15.5  General Terms.  All such insurance shall name Lessor and Tenant
                -------------
as co-insured as well as any lender of Lessor on the Commencement Date, all of whom shall receive copies of endorsements and policies. Policies shall provide for at least thirty (30) days notice to Lessor prior to cancellation. Such insurance may be part of blanket coverage and composed of primary and umbrella policies.

     16.  Assignment and Subletting.  This Lease may be assigned or subleased to
          -------------------------
any entity of which Tenant is the manager or general partner or controlling owner, provided that Tenant remains responsible for all obligations under this Lease. Any other assignment or subletting requires consent of Lessor, which shall not be unreasonably withheld based upon the financial strength and management ability of the assignee or subtenant.

     17.  Damage or Destruction.  If the property is damaged or destroyed by
          ---------------------
fire or any other cause except condemnation, Tenant shall restore the Property as nearly as practical to its condition immediately prior to such damage or destruction and all insurance proceeds shall be made available to Tenant for that purpose. Any restoration shall be promptly commenced and

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Va-Alta/Cavanaughs lease 9/15/97
diligently prosecuted and rent shall not abate during such time. Lessor is not liable for any damages or abatement of rent for any reason whatsoever dealing with damage or destruction to the property.

     18.  Liens; Waste.  Lessor and Tenant shall have no authority to allow any
          ------------
liens to be filed against the Property and shall not suffer or permit any lien to be filed against the Property, nor waste committed thereon. If any such lien is filed against the Property, the responsible party shall cause the same to be discharged of record (by bond or payment) within 60 days after the date of filing the same.

     19.  Indemnity by Parties.  Except as provided in the last sentence of this
          --------------------
Section 19, Tenant agrees that Lessor shall not be liable for any claims for death of or injury to persons or damages to or destruction of property sustained by Tenant or by any other person in or outside of the Property after the Commencement Date, including without limiting the generality of the foregoing, any claims caused by or arising from the condition or maintenance of any part of the Property. Tenant herby waives all claims therefor and agrees to hold harmless, defend, and indemnify Lessor against any such loss, damage, or liability or any expense (including attorneys' fees at trial or at appeal) incurred by Lessor in connection therewith. Tenant shall hold Lessor harmless from and against any and all damages arising out of any damage to any persons or property occurring in, on, or about the Property resulting from the negligent acts or omissions of Tenant or its agents, servants, employees, or authorized representative. Lessor shall hold harmless, defend, and indemnify Tenant from and against any and all damages arising out of any damage to any persons or property occurring in, on, or about the Property resulting from the negligent acts or omissions of Lessor or its agents, servants, employees, or authorized representatives or which are the subject of the specific representations and warranties of Lessor to Tenant contained in this Lease.

     20.  Default; Remedies; Late Charges.  Time is of the essence hereof. In
          -------------------------------
the event Tenant fails to make any payment, including the rent payment or the additional rental items of taxes, insurance or the like, and if such default or violation is not remedied within fifteen (15) days after notice in writing thereof is given by Lessor to Tenant, specifying the matter in default, then Lessor may have its default remedies, as further set forth below. If the default or violation claimed does not involve the payment of money, then Tenant must cure the default within thirty (30) days, or if the default is of such a nature that it cannot be cured within thirty (30) days, but it can be cured, then Tenant must commence the cure within the thirty (30) days and diligently continue the same until complete, or Lessor may likewise have its default remedies. In the event of such uncured default, or in the event of a default which cannot by its very nature be cured, then Lessor may at its option, immediately declare Tenant's rights under this Lease terminated, and reenter the Property using such force as may be necessary, and repossess itself thereof, as of its former estate, and remove all persons and property.

     Tenant acknowledges that late payment by Tenant to Lessor of Rental will cause Lessor to

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

incur costs not contemplated by this Lease, the exact amount of which would be extremely difficult and impractical to ascertain. Such costs include, but are not limited to, processing and accounting charges. Therefore, in the event Tenant fails to make any payment of Rental within ten (10) days of the date when such payment is due, Tenant shall pay to Lessor a late charge equal to five percent (5%) of the amount delinquent. Waiver of said 5% late charge with respect to any payment shall not be deemed to constitute a waiver with respect to any subsequent payment.

     21.  Trade Fixtures.  Tenant may install on the Property such equipment as
          --------------
is customarily used in the type of business conducted by Tenant on the Property. Upon the expiration of this Lease, Tenant shall, at Tenant's expense, remove from the Property all such equipment and all other property of Tenant and repair any damage to the Property occasioned by the removal thereof. Any property left in the Property after the expiration or sooner termination of this Lease shall be deemed to have been abandoned by Tenant and become the property of Lessor to dispose of as Lessor deems expedient without accounting to Tenant therefor. If the Lease terminates other than at the end of its normal term or either extended term, all property of Tenant shall be deemed a portion of the Property and shall pass in title to Lessor at that time. No item shall be a trade fixture unless Tenant shall before its installation give notice to Lessor of its status as such and Lessor shall consent to such treatment, which consent shall not be unreasonably withheld.

     22.  Condemnation.  If all of the Property is taken by any public authority
          ------------
under the power of eminent domain, this Lease shall terminate as of the date possession is taken by said public authority pursuant to such condemnation. If any part of the Property is so taken and, in the opinion of Tenant, it is not reasonably economically feasible to continue this Lease in effect, Tenant may terminate this Lease. In each such case, Lessor shall receive the condemnation award for the building, Tenant for the business.

     If part of the Property is so taken, and Tenant does not elect to terminate this Lease, or until termination is effective, as the case may be, the rental shall be abated in the same proportion as the portion of the Property so taken bears to the whole of the Property, and Lessor out of condemnation proceeds received only shall make such repairs or alterations, if any, as are required to render the remainder of the Property tenantable.

     All damages awarded for the taking or damaging of all or any part of the Property shall belong to and be the property of Lessor (except those portions described above belonging to Tenant who shall negotiate and receive those portion of the award), but nothing herein contained shall be construed as precluding Tenant from asserting any claim Tenant may have against such public authority for disruption or relocation of Tenant's business from the Property.

     23.  Notices.  Al notices, demands, and requests to be given by either
          -------
party to the other shall be in writing. All notices, demands, and requests by Lessor to Tenant shall be sent by

________________________________________________________________________________
                                      10
Va-Alta/Cavanaughs Lease 9/15/97

United States registered or certified mail, postage prepaid, (or by private overnight courier) addressed to Tenant at W 201 North River Drive Suite 100, Spokane, WA 99201 Attn. Chief Operating Officer. All notices, demands, and requests by Tenant to the Lessor shall be sent by United States registered or certified mail, postage prepaid, (or by private overnight courier) addressed to Lessor at the street address of 360 Coombs Road, Moxee, WA 98936, with a copy to Donald H. Bond, Halverson & Applegate, P.S., P.O. Box 22730, Yakima, WA 98907-2715, or such other place as Lessor may from time to time designate by notice to Tenant. Notices, demands, and requests served upon Lessor or Tenant as provided in this section in the manner aforesaid shall be deemed sufficiently served or given for all purposes hereunder at the time such notice, demand, or request shall be so mailed or deposited.

     24.  Performance of Covenants. If Tenant shall fail to make any payment or
          ------------------------
perform any of Tenant's obligations under this Lease after notice required for a default, Lessor may, without further notice to or demand upon Tenant and without waiting or releasing Tenant from any obligations of Tenant under this Lease, make any such payment or perform any such obligation on Tenant's behalf in such manner and to such extent as Lessor deems desirable. All sums unpaid by Tenant, and all sums so paid by Lessor and all necessary costs and expenses in connection with the performance of any such obligation by Lessor, together with interest thereon at the rate of twelve percent (12%) per annum (or at the maximum rate permitted by law, whichever is less) from the date of the making of such expenditure by Lessor, shall be deemed Additional Rental hereunder and shall be payable to Lessor on demand.

     25.  Waiver of Subrogation. Lessor and Tenant shall each procure an
          ---------------------
appropriate clause in, or an endorsement on, any policy of insurance required by this Lease pursuant to which the insurance companies waive subrogation or consent to a waiver of right of recovery, and such party hereby agrees that it shall not make any claim against or seek to recover from the other for any loss or damage to its property, or the property of the other, resulting from fire or other hazards covered by such insurance, notwithstanding other provisions of this Lease; provided, however, that the release, discharge, exoneration, and covenant not to sue herein contained shall be limited by the terms and provisions of the waiver of subrogation clauses or endorsement consenting to a waiver of right of recovery, and shall be coextensive therewith.

     26.  Surrender of Property. Tenant, at the expiration or sooner termination
          ---------------------
of this Lease, shall quit and surrender the Property in good, neat, clean, and sanitary condition, in accordance with the standards of maintenance and replacement contained in this Lease.

     27.  Memorandum of Lease. This Lease may not be recorded. A Memorandum of
          -------------------
this Lease will be recorded which only identifies the parties and the term.

     28.  Miscellaneous
          -------------

          28.1   Nonwaiver. No failure of Lessor to insist upon the strict
                 ---------
performance of

________________________________________________________________________________
                                      11
Va-Alta/Cavanaughs Lease 9/15/97
any provision of this Lease shall be construed as depriving Lessor of the right to insist on strict performance of such provision or any other provision in the future. No waiver by Lessor of any provision of this Lease shall be deemed to have been made unless expressed in writing and signed by Lessor. No acceptance of rent or of any other payment by Lessor from Tenant after any default by Tenant shall constitute a waiver of any such default or any other default. Consent by Lessor in any one instance shall not dispense with necessity of consent by Lessor in any other instance.

          28.2   Attorneys' Fees. If an action is commenced to enforce any of
                 ---------------
the provisions of this Lease, the prevailing party shall, in addition to its other remedies, be entitled to recover its reasonable attorneys' fees incurred prior to trial, at trial, and upon appeal.

          28.3   Captions and Construction. The captions in this Lease are for
                 -------------------------
the convenience of the reader and are not to be considered in the interpretation of its terms.

          28.4   Partial Invalidity. If any term or provision of this Lease or
                 ------------------
the application thereof to any person or circumstance shall to any extent be invalid or unenforceable, the remainder of this Lease, or the application of such term or provision to persons or circumstances other than those as to which it is invalid or unenforceable, shall not be affected thereby, and each term and provision of this Lease shall be valid and be enforced as written to the fullest extent permitted by law.

          28.5   Governing Law. This lease shall be governed by the laws of the
                 -------------
State of Washington; Venue is Yakima County for any action.

          28.6   Right to Certificates. Each party, within fifteen (15) days
                 ---------------------
after notice from the other party, shall executed and deliver to the other party, in recordable from, a certificate stating that this Lease is unmodified and in full force and effect, or in full force and effect as modified and stating the modifications. The certificate shall also state the amount of Rental, the dates to which Rental has been paid in advance. Failure to deliver the certificate within such fifteen (15) day period shall be conclusive upon the party failing to deliver the certificate for the benefit of the party requesting the certificate and any successor to the party requesting the certificate, and this Lease is in full force an effect and has not been modified except as may be represented by the party requesting the certificate. The certificate shall be kept confidential and not recorded.

          28.7   Entire Agreement. This document contains the entire and
                 ----------------
integrated agreement of the parties as to the lease of the Property and may not be modified except in writing signed and acknowledged by both parties.

          28.8   Interpretation. This Lease has been submitted to the scrutiny
                 --------------
of all parties hereto and their counsel if desired, and shall be given a fair and reasonable interpretation in

________________________________________________________________________________
                                      12

Va-Alta/Cavanaughs Lease 9/15/97
accordance with the words hereof, without consideration or weight being given to its having been drafted by any party hereto or its counsel.

          28.9  Number: Gender; Permissive Versus Mandatory Usage. Where the
                -------------------------------------------------
context permits, references to the singular shall include the plural and vice versa, and to the neuter gender shall include the feminine and masculine. Use of the words "may" shall denote an option or privilege and shall impose no obligation upon the party which may exercise such option or privilege; use of the word "shall" shall denote a duty or an obligation.

          28.10 Time. is of the essence of this Lease.
                ----

          28.11 Binding Effect; Counterpart Originals; Facsimile. This Agreement
                -----------------------------------------------
shall be binding upon the parties hereto and upon their respective executors, administrators, legal representatives, successors, and assigns. Each party to this Agreement may execute separate originals of this Agreement with the same effect as if both signed the same original. A facsimile transmission of the executed original shall be treated as an original signed document. The parties shall cooperate to assemble and deliver to one another duplicate signed originals as soon as practical following such facsimile transmission.

          28.12 UCC Filing. The parties shall record a notice of lease upon the
                ----------
commencement hereof and Lessor may record a UCC-1 filing on fixtures, equipment and inventory owned by Lessor, which shall be kept renewed by both parties as Lessor requests during the term hereof.

     29.  Early Presence on Property. In order to effect a smooth transition
          --------------------------
of the operation of the Hotel, Lessor and Tenant agree that Tenant will be present upon the Property on the two days prior to the Commencement Date, but such presence shall not otherwise affect the dates specified in this lease. Lessor and Tenant shall jointly work on the transition of operations on those two days, and Lessor's employees shall work with Tenant on those dates, even though the employees will not be formally working as Tenant's employees.

EXECUTED as of the date first above written.

     TENANT:                            LESSOR:

     GOODALE AND BARBIERI COMPANIES     VA ALTA, INC.

     By /s/ Richard L. Barbieri         By /s/ Randy Elliott
        ---------------------------        ----------------------------
     Name: Richard L. Barbieri          Name: Randy Elliott
     Title: Vice President              Title: President

________________________________________________________________________________
                                      13
Va-Alta/Cavanaughs Lease 9/15/97

STATE OF WASHINGTON
                                )SS.
County of King


I certify that I know or have satisfactory evidence Richard L. Barbieri is the person who appeared before me, and said person acknowledged that (he/she) signed this instrument, on oath stated that (he/she) was authorized to execute the instrument and acknowledged it as the Vice President of Goodale and Barbieri Companies, to be the free and voluntary act of such party for the uses and purposes mentioned in the instrument.

     Dated: September 18, 1997.
                               /s/ Lyn Tangen
                               ------------------------------------------------
Type/Print Name of Notary:     Lyn Tangen
                               Notary Public in And For the State of Washington,
                               My appointment expires: November 23, 1998.

   [SEAL APPEARS HERE]

STATE OF WASHINGTON
                                )SS.
County of Yakima


I certify that I know or have satisfactory evidence Randy Elliott is the person who appeared before me, and said person acknowledged that (he/she) signed this instrument, on oath stated that (he/she) was authorized to execute the instrument and acknowledged it as the President of Va-Alta, Inc., to be the free and voluntary act of such party for the uses and purposes mentioned in the instrument.

     Dated: September 22, 1997.
                               [SIGNATURE ILLIGIBLE]
                               ------------------------------------------------
Type/Print Name of Notary:
                               Notary Public in And For the State of Washington, My appointment expires: ______________________

   [SEAL APPEARS HERE]

________________________________________________________________________________
                                      14
Va-Alta/Cavanaughs Lease 9/15/97

Order No. X-153138


Parcel A - legal description continued
--------

Beginning at the Northwesterly corner of Lot 15, Block 190, Huson's Addition to North Yakima, now Yakima, as recorded in Volume "A" of Plats, page 11; thence Easterly along the Northerly boundary line of said Lot 15, 104 feet, more or less, to the Westerly wall of the existing building constructed on Lots 16 and 15 and a part of Lot 14, Block 190 of said Huson's Addition; thence Northerly and parallel with the West boundary of the said Block 190, of said Huson's Addition, 29 feet;
thence Easterly and parallel with the Northerly boundary line of the said Lot 15 40 feet;
thence Southerly and parallel with the West boundary of the said Block 190 of the said Huson's Addition, 130 feet, more or less, to a point which is 40.00 feet Northerly as measured at right angles or radially of the "Q" center line of Primary State Highway No. 3, East Yakima Avenue to Union Gap, as shown in Volume "A" of Highway Maps, page 54;
thence Westerly along a line which is 40.00 feet Northerly, as measured at right angles or radially of and parallel with said "Q" center line, to the Westerly boundary of Larrison's Addition to North Yakima, now Yakima, Washington, recorded in Volume "A" of Plats, page 70;
thence Northerly along the said West boundary of said Larrison's Addition to the Southerly boundary of Lot 16, Block 190, of the said Huson's Addition;
thence Westerly along the Southerly boundary of Lot 16, Block 190 of said Huson's Addition to the Westerly boundary of said Block 19O;
thence Northerly along the Westerly boundary of Block 190 of the said Huson's Addition, 100 feet, more or less, to the point of beginning.
TOGETHER WITH that portion of vacated East Yakima Avenue accruing thereto as disclosed by Ordinance No. 1905, recorded March 3, 1976, under Auditor's
No. 2412891.

Situate in Yakima County, Washington.


PARCEL B
--------

That portion of the Northeast 1/4 of the Northeast 1/4 of Section 19, Township 13 North, Range 19, E.W.M., described as follows:
Beginning at a point on the North line of East Yakima Avenue which point is situated 50 feet East of the East line of Lot 1, Larrison's Addition to North Yakima, now Yakima, as recorded in Volume "A" of Plats, page 79;
thence Northeasterly parallel with the North line of East Yakima Avenue, 144 feet;
thence North 9 degrees 36' West 129.2 feet;
thence Southwesterly parallel with the North line of said Yakima Avenue 5.6 feet, more or less, to the Southwesterly corner of that certain tract of land conveyed to C.V. Showers and Florence Ferne Showers, husband and wife, by deed recorded in Volume 357 of Deeds under Auditor's No. 958251;

                                 - continued -

Order No. X-153138


                                   EXHIBIT I


Parcel A
--------

Lots 4 through 14, inclusive, Block 190, Huson's Addition to North Yakima, now Yakima, Washington, recorded in Volume "A" of Plats, page 11, together with vacated alley accruing thereto by reason of Ordinance No. 997 recorded February 8, 1968, under Auditor's No. 2155980, records of Yakima County, Washington;
AND
That part of the Northeast 1/4 of the Northeast 1/4 of Section 19, Township 13 North, Range 19, E.W.M., described as follows:
Commencing at the Northeast corner of Lot 8, Block 190, Huson's Addition to North Yakima, now Yakima, Washington, recorded in Volume "A" of Plats, page 11, said point being 42.22 feet South 0 degrees 37'20" East of the concrete monument in the center line of East "A" Street;
thence South 0 degrees 37'20" East along the East line of said Huson's Addition
18.21 feet to the true point of beginning, said point being 208.77 feet South of the North line of said Northeast 1/4 of the Northeast 1/4;
thence East, reference bearing, parallel with the North line of said Northeast 1/4 of the Northeast 1/4 208.77 feet;
thence South 0 degrees 37'20" East 40.27 feet;
thence West 21.29 feet to the Northerly extension of the East line of Larrison's Addition to North Yakima, now Yakima, Washington, recorded in Volume "A" of Plats, page 79;
thence South 13 degrees 29'55" East along the East line of said Larrison's Addition 171.36 feet;
thence North 70 degrees 43'30" East 31.74 feet to a point which is 50 feet East of, as measured at right angles to the West line of Lot 2 of said Larrison's Addition;
thence South 7 degrees 02'55" East, parallel with the West line of said Lot 2,
130.00 feet to the North line of East Yakima Avenue;
thence South 70 degrees 43'30" West along the North line of said East Yakima Avenue, 202.20 feet to a point which is 40.00 feet Northerly, as measured at right angles or radially, of the "Q" center line of Primary State Highway No. 3, East Yakima Avenue to Union Gap;
thence Southwesterly along a line which is 40.00 feet Northerly, as measured at right angles or radially, of and parallel with said "Q" center line, to the East line of said Huson's Addition;
thence North 0 degrees 37'20" West 406.61 feet to the true point of beginning, EXCEPT that portion of Lot 14, Block 190, Huson's Addition, recorded in Volume "A" of Plats, page 11, and Lot 1, Larrison's Addition to North Yakima, now Yakima, recorded in Volume "A" of Plats, page 79, together with vacated allay accruing thereto by reason of ordinance of vacation recorded under Auditor's No. 2155980, lying within the following described tract:

                                 - continued -

Order No. X-153138

Parcel  B - legal description continued
---------

thence North 148.2 feet, more or less, to a point 215 feet South of the North line of said subdivision;
thence West 173 feet;
thence South 39.4 feet;
thence West 21 feet;
thence South 13 degrees 35' East 168.6 feet;
thence Northeasterly and parallel with the North line of said Yakima Avenue to a point which is 50 feet East of, as measured at right angles to the West line of Lot 2, said Larrison's Addition to North Yakima;
thence South 7 degrees 02'55" East, parallel with the West line of said Lot 2. a distance of 130 feet, more or less, to the point of beginning, EXCEPTING THEREFROM that portion, if any, which may lie within that certain tract of land conveyed to Frank Struzik by deed recorded in Volume 435 of Deeds under Auditor's No. 1159656.
TOGETHER WITH that portion of vacated East Yakima Avenue accruing thereto as disclosed by Ordinance No. 1905 recorded March 3, 1976, under Auditor's No. 2412891.

Situate In Yakima County, Washington.

PARCEL C
--------

The South 1/2 of the following described land, to wit:

(The North 208.725 Feet of the West 208,725 feet of the Northeast 1/4 of the Northeast 1/4 of Section 19, Township 13 North, Range 19, E.W.M., EXCEPT for roads along the North and West sides thereof.)

Situate in Yakima County, Washington.

                               END OF EXHIBIT I